SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       January 10, 2006
                                                     --------------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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               (Exact Name of Registrant as Specified in Charter)


         New York                    1-4858                     13-1432060
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(State or Other Jurisdiction      Commission                (I.R.S. Employer
  of Incorporation)               File Number)              Identification No.)


521 West 57th Street, New York, New York                         10019
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code     (212) 765-5500
                                                   ----------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (the "Company") dated January 10, 2006, reporting the Company's sales results for the full year 2005.

     The discussion of the Company's sales results includes and, where indicated, excludes the impact of sales results attributable to certain non-core business disposed of in 2004 as well as the effects of exchange rate fluctuations. Such information is supplemental to information presented in accordance with generally accepted accounting principles
     (GAAP) and is not intended to represent a presentation in accordance with GAAP. In discussing its historical results and financial condition, the Company believes it is meaningful for investors to be made aware of and to be assisted in a better understanding of, on a period-to-period comparative basis, the impact of sales results attributable to the business disposed of as well as ongoing exchange rate fluctuations on the Company's operating results and financial condition. The Company believes that this additional non-GAAP information provides investors with an overall perspective of the period-to-period performance of the Company's core business. In addition, management internally reviews each of these non-GAAP financial measures to evaluate performance on a comparative period-to-period basis in terms of absolute performance, trends and expected future performance with respect to its core continuing business.



Item 2.05.      Costs Associated with Exit or Disposal Activities.

     On January 10, 2006, the Company issued a press release announcing its decision, made in late December 2005 and further developed up until the date of the press release, to eliminate approximately 300 positions in manufacturing, selling, research and administration, principally in its European and North American operating regions. In connection with these job eliminations, the Company expects to record pre-tax restructuring charges of approximately $25 million to $30 million the majority of which will be recognized in the fourth quarter of 2005; the remaining charges are expected to be recognized by June 30, 2006. The actions taken result from the Company's efforts to improve efficiencies in its creative facilities and global operating network, and the charges relate primarily to employee separation.




Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits
         99.1 Press Release of International Flavors & Fragrances Inc., dated January 10, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERNATIONAL FLAVORS & FRAGRANCES INC.


Dated:  January 9, 2006               By:  /s/ Douglas J. Wetmore
                                      -----------------------------------------
                                      Name:    Douglas J. Wetmore
                                      Title:   Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.          Description
 -----------          -----------

 99.1 Press Release of International Flavors & Fragrances Inc., dated January 10, 2006.

           IFF ANNOUNCES PLANS TO CUT COSTS AND IMPROVE PROFITABILITY;
           -----------------------------------------------------------
                       COMMENTS ON 2005 SALES PERFORMANCE
                       ----------------------------------

     New York, N.Y., January 10, 2006 ... International Flavors & Fragrances Inc. (NYSE: IFF) ("IFF" or "the Company") announced its plans to eliminate approximately 300 positions in manufacturing, selling, research and administration functions, principally in its European and North American operating regions; the reductions represent 6% of the Company's workforce. As a result of these actions, the Company anticipates recording pre-tax restructuring charges of $25 million to $30 million, the majority of which will be recognized in the fourth quarter 2005; the remaining charges are expected to be recognized in the first half of 2006. Essentially all elements of the restructuring charges relate to employee separation.

     Richard A. Goldstein, IFF's Chairman and CEO, stated, "We are continually striving to ensure IFF's creative facilities and global operating network are as efficient as possible and fully aligned with our customers' needs and expectations. IFF has many hardworking and dedicated employees, which made this decision difficult. However, these actions are a necessary part of our ongoing efforts to maintain and improve IFF's profitability in the economic environment in which we operate."

     The Company also announced that, consistent with previous expectations, full year 2005 sales declined 2% in comparison to the prior year in reported dollars. Sales for 2005 benefited from the strengthening of various currencies, particularly the Euro, in relation to the U.S. dollar; had exchange rates remained constant, 2005 sales would have decreased 3% in comparison to the prior year. Sales in 2005 were impacted by the disposition, in the second half of 2004, of the Company's European fruit preparations business. On an as-adjusted basis, excluding $58.3 million in sales attributable to the fruit business from 2004 results, 2005 sales would have increased 1% in dollars and been flat in local currency.

     The Company expects to release earnings for the 2005 fourth quarter and full year on January 25, 2006, at which time additional details regarding the restructuring charges will be provided; in the release, the Company will also provide its initial guidance regarding 2006.

     About IFF
     ---------

     IFF is a leading creator and manufacturer of flavors and fragrances used in a wide variety of consumer products--from fine fragrances and toiletries, to soaps, detergents and other household products, to beverages and food products. IFF is dedicated to The Pursuit of Excellence in every area of its business, using knowledge, creativity, innovation and technology to continually provide customers with the highest quality products and service and superior consumer understanding.

     IFF has sales, manufacturing and creative facilities in 31 countries worldwide. For more information, please visit our Web site at www.iff.com.

     Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
     Statements in this report, which are not historical facts or information, are "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's reasonable current assumptions and expectations. Certain of such forward-looking information may be identified by such terms as "expect", "anticipate", "believe", "may" and similar terms or variations thereof. All information concerning the restructuring charges and expected savings, and other future financial results or financial position, constitutes forward-looking information. Such forward-looking statements are based on management's reasonable current assumptions and expectations. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management's expectations. Such factors include, among others, the following: general economic and business conditions in the Company's markets, including economic, population health and political uncertainties; interest rates; the price, quality and availability of raw materials; the Company's ability to implement its business strategy, including the achievement of anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation in the Company's principal foreign markets and the success of the Company's hedging and risk management strategies. The Company intends its forward-looking statements to speak only as of the time of such statements and does not undertake to update or revise them as more information becomes available or to reflect changes in expectations, assumptions or results.

  Contact
  -------
  Douglas J. Wetmore
  Senior Vice President and
  Chief Financial Officer
  Phone: 212-708-7145